EXHIBIT 24.1

POWER OF ATTORNEY



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EXHIBIT 24.1 (CONT'D)

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints J. Philip Hester, Sr., his Attorney-in-Fact, with full power of substitution, for him and in his name, place and stead, and in any and all capacities, to sign this Form 10-KSB and any amendment thereto, and to file the same, with exhibits thereto and such other documents in connection therewith, with the Securities and Exchange Commission, and hereby ratifies and confirms all that said Attorney-in-Fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

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/s/ J. Philip Hester, Sr.
--------------------------------------
J. Philip Hester, Sr.
Chief Executive Officer, President and
Director (principal executive officer)
March 29, 2002



Ralph Millard Bowen
Director
March 29, 2002


/s/ Marcus C. Byrd, Jr.
--------------------------------------
Marcus C. Byrd, Jr.
Director
March 29, 2002


/s/ Robert W. Coile
--------------------------------------
Robert W. Coile
Chief Financial Officer (principal
accounting officer)
March 29, 2002



/s/ Glennon C. Grogan
--------------------------------------
Glennon C. Grogan
Director
March 29, 2002



/s/ James H. Grogan
--------------------------------------
James H. Grogan
Secretary and Director
March 29, 2002


/s/ Andrew M. Head
--------------------------------------
Andrew M. Head
Director
March 29, 2002


/s/ Bruce T. Howard
---------------------------------------
Bruce T. Howard
Director
March 29, 2002

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/s/ David E. Johnson
---------------------------------------
David E. Johnson
Director
March 29, 2002


/
---------------------------------------
William A. McRae
Director
March 29, 2002


/s/ Kim Mills
---------------------------------------
Kim Mills
Director
March 29, 2002


/s/ James W. Walden
---------------------------------------
James W. Walden
Director
March 29, 2002


/s/ Russell M. Wallace
---------------------------------------
Russell M. Wallace
Chairman of the Board of Directors
March 29, 2002

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